UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010 (February 8, 2010)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 8 – Other Events

Item 8.01 Other Events.

Calculation of Value of Contingent Value Rights

     Eligible holders of subordinated debt and preferred stock of CIT Group Inc. (the “Company”) received Contingent Value Rights (“CVRs”) pursuant to the Second Amended Prepackaged Reorganization Plan (the “Plan of Reorganization”) of CIT Group Inc. and CIT Group Funding Company of Delaware LLC, dated October 23, 2009, which was approved by the United States Bankruptcy Court for the Southern District of New York on December 8, 2009. The Measurement Date for the CVRs is defined as 60 days after the Effective Date of the Plan of Reorganization, which is February 8, 2010. In order to determine if any distributions of common stock are required to holders of CVRs, the Company, as Disbursing Agent, was required to calculate the Fair Market Value of the Class 8 - 11 Securities (including Series A Notes and Common Equity) as of the Measurement Date based on the daily volume-weighted average price of such securities for the 10 consecutive Trading Days immediately preceding the Measurement Date and compare it to the Class 8 - 11 Par Recovery Amount. As the Fair Market Value of the Class 8 – 11 Securities was less than the Class 8 – 11 Par Recovery Amount, there will be no distribution of common stock to holders of the CVRs and, in accordance with the Plan of Reorganization, the CVRs are terminated and cease to exist. The calculation of the Fair Market Value of the Class 8 – 11 Securities is attached as Exhibit 99.1.

Use of Funds under Expansion Credit Facility

     The Company and certain of its subsidiaries entered into a Second Amended and Restated Credit and Guaranty Agreement, dated as of October 28, 2009, with Bank of America, N.A., as Administrative Agent and Collateral Agent, and various lenders (as amended, the “Expansion Facility”) pursuant to which the lenders, who had previously made a $3 billion term loan (“Tranche 1”), made available an additional $4.5 billion term loan (“Tranche 2”), bringing the total loans under the Expansion Facility to $7.5 billion.

Under the terms of the Expansion Facility, the additional $4.5 billion principal amount was allocated to specific purposes and, with respect to certain of the allocated purposes, the Company was required to use the amounts by January 31, 2010 or repay the unused portion. As of January 31, 2010, the Company used most of the principal amount for the specific allocated purposes and, with respect to those certain allocated purposes for which repayment would otherwise be required, the Company had used the entire allocated principal amount. As a result, the principal amount of the Expansion Credit Facility will be payable in accordance with its original terms, including payments on the scheduled maturities and pursuant to the cash sweep mechanism.

Partial Prepayment of First Lien Debt

     On February 8, 2010, the Company delivered to Bank of America, as Administrative Agent, a notice that the Company intends to voluntarily prepay $750 million principal amount of the $7.5 billion first lien term loans under the Expansion Facility described above on February 9, 2010. The Company will prepay this high cost debt out of its available cash position, which is in excess of $5 billion. The prepayment is applied pro-rata across the Tranche 1 Term Loans and the Tranche 2 Term Loans. The Tranche 1 and Tranche 2 Term Loans currently bear interest at 13.00% and 9.75% respectively. The entire prepayment is subject to a 2% payment premium.

Convenience Date under Fresh Start Accounting

     The Company emerged from bankruptcy on December 10, 2009. In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Company is adopting fresh start accounting as of that date and adjusting the historical carrying value of its assets and liabilities to their respective fair values at the date it emerged from bankruptcy. Simultaneously, the Company is determining the fair value of its equity at the date of emergence. The Company is permitted to select an accounting convenience date proximate to the emergence date for purposes of making the aforementioned adjustments to historical carrying values (the “Convenience Date”), provided that an analysis of the activity between the date of emergence and the Convenience Date does not result in a material difference in the results. The Company has selected a Convenience Date of December 31, 2009. As a result, the Company is processing fresh start accounting adjustments to historical carrying values of assets and liabilities as of December 31, 2009 using market prices, discounted cash flow methodologies based on observable and unobservable market information and other techniques at or near December 10, 2009, the date of emergence. The fresh start accounting adjustments will be reflected in the balance sheet at December 31, 2009 and in the statement of operations for the year ended December 31, 2009. There will be no statement of operations for the stub period between December 10 and December 31, 2009. Accretion and amortization of the adjustments will begin in 2010. The Company’s financial statements will be available upon filing of its Annual Report on Form 10-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Calculation of Fair Market Value of Class 8 - 11 Securities.

Forward-Looking Statements

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in its efforts to complete the remaining stages of its business restructuring, the risk that CIT is delayed in completing its management changes, the risk that CIT is delayed in completing its transition to a bank-centric business model, and the risk that CIT continues to be subject to liquidity constraints and higher funding costs. Further, there is a risk that the valuations resulting from our fresh start accounting analysis, which are inherently uncertain and still subject to change, will differ significantly from our expectations, due to the complexity of the valuation process, the degree of judgment required, and the amount of work still remaining. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008, as updated by its Current Reports on Form 8-K dated October 1, 2009 and January 8, 2010, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2010

CIT GROUP INC.

By:	/s/ Joseph M. Leone

	Name:	Joseph M. Leone
	Title:	Vice Chairman &
Chief Financial Officer